Exhibit 99.1

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Introduction

On June 1, 2016, Memorial Resource Development Corp. (the “Company”) sold Memorial Production Partners GP LLC (“MEMP GP”), the general partner of Memorial Production Partners LP (“MEMP”), Beta Operating Company, LLC and MEMP Services LLC (collectively, the “Disposition Entities”) to MEMP for total proceeds of $0.75 million. This disposition qualifies as a discontinued operation since MEMP was a reportable segment.

The unaudited pro forma consolidated and combined financial data of the Company was derived from our historical consolidated and combined financial statements. The unaudited pro forma consolidated balance sheet assumes the disposition of the Disposition Entities occurred on March 31, 2016. The unaudited pro forma consolidated and combined statements of operations give effect to the disposition of the Disposition Entities as if the disposition occurred on January 1, 2013. The following unaudited pro forma consolidated and combined financial information should be read in conjunction with our historical financial statements and accompanying notes.

The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable and reasonable; however, such adjustments are subject to change. In addition, such adjustments are estimates. The unaudited pro forma consolidated and combined information is for illustrative and informational purposes only and is not intended to reflect what our consolidated position and results of operations would have been had the disposition occurred on the dates indicated and is not necessarily indicative of our future consolidated financial position and results of operations.

The pro forma adjustments remove all of the Disposition Entities’ consolidated assets, liabilities and results of operations (including MEMP and its subsidiaries) and also gives effect to adjustments to reflect the cash proceeds from the sale of the Disposition Entities and intercompany balances which were previously eliminated in consolidation.

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma
Revenues:
Oil & natural gas sales	$141,701	$(60,623)	$81,078
Other revenues	243	(243)	—

Total revenues	141,944	(60,866)	81,078

Costs and expenses:
Lease operating	42,410	(35,696)	6,714
Gathering, processing, and transportation	31,150	(9,209)	21,941
Gathering, processing, and transportation – affiliate	14,187	—	14,187
Exploration	2,568	(122)	2,446
Taxes other than income	6,872	(4,008)	2,864
Depreciation, depletion, and amortization	104,228	(44,429)	59,799
Impairment of proved oil and natural gas properties	8,342	(8,342)	—
Incentive unit compensation expense	(21,761)	—	(21,761)
General and administrative	24,657	(13,524)	11,133
Accretion of asset retirement obligations	2,847	(2,707)	140
(Gain) loss on commodity derivative instruments	(88,187)	51,745	(36,442)
(Gain) loss on sale of properties	(46)	96	50
Other, net	119	(119)	—

Total costs and expenses	127,386	(66,315)	61,071

Operating income (loss)	14,558	5,449	20,007

Other income (expense):
Interest expense, net	(43,909)	32,552	(11,357)
Other, net	4	—	4

Total other income (expense)	(43,905)	32,552	(11,353)

Income (loss) from continuing operations before income taxes	(29,347)	38,001	8,654
Income tax benefit (expense)	(3,033)	96	(2,937)

Net income (loss) from continuing operations	$(32,380)	$38,097	$5,717

Earnings per common share from continuing operations:
Basic	$0.03		$0.03

Diluted	$0.03		$0.03

Weighted average common and common equivalent shares outstanding:
Basic	203,665		203,665

Diluted	203,665		203,665

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2015

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma
Revenues:
Oil & natural gas sales	$178,972	$(91,949)	$87,023
Other revenues	869	(869)	—

Total revenues	179,841	(92,818)	87,023

Costs and expenses:
Lease operating	45,700	(40,478)	5,222
Gathering, processing, and transportation	23,429	(8,666)	14,763
Exploration	816	(90)	726
Taxes other than income	9,430	(6,655)	2,775
Depreciation, depletion, and amortization	91,798	(51,266)	40,532
Impairment of proved oil and natural gas properties	251,347	(251,347)	—
Incentive unit compensation expense	10,224	—	10,224
General and administrative	27,487	(14,511)	12,976
Accretion of asset retirement obligations	1,757	(1,634)	123
(Gain) loss on commodity derivative instruments	(253,649)	145,459	(108,190)

Total costs and expenses	208,339	(229,188)	(20,849)

Operating income (loss)	(28,498)	136,370	107,872

Other income (expense):
Interest expense, net	(38,574)	28,818	(9,756)
Other, net	111	(160)	(49)

Total other income (expense)	(38,463)	28,658	(9,805)

Income (loss) from continuing operations before income taxes	(66,961)	165,028	98,067
Income tax benefit (expense)	(45,188)	(2,370)	(47,558)

Net income (loss) from continuing operations	$(112,149)	$162,658	$50,509

Earnings per common share from continuing operations:
Basic	$0.24		$0.24

Diluted	$0.24		$0.24

Weighted average common and common equivalent shares outstanding:
Basic	190,705		190,705

Diluted	190,705		190,705

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma
Revenues:
Oil & natural gas sales	$729,464	$(355,422)	$374,042
Other revenues	2,725	(2,725)	—

Total revenues	732,189	(358,147)	374,042

Costs and expenses:
Lease operating	193,102	(168,199)	24,903
Gathering, processing, and transportation	107,493	(34,939)	72,554
Gathering, processing, and transportation – affiliate	25,403	—	25,403
Exploration	11,286	(2,317)	8,969
Taxes other than income	40,724	(25,828)	14,896
Depreciation, depletion, and amortization	384,556	(195,814)	188,742
Impairment of proved oil and natural gas properties	616,784	(616,784)	—
Incentive unit compensation expense	35,142	—	35,142
General and administrative	102,959	(56,671)	46,288
Accretion of asset retirement obligations	7,542	(7,125)	417
(Gain) loss on commodity derivative instruments	(744,139)	462,890	(281,249)
(Gain) loss on sale of properties	(3,045)	2,998	(47)
Other, net	(665)	665	—

Total costs and expenses	777,142	(641,124)	136,018

Operating income (loss)	(44,953)	282,977	238,024

Other income (expense):
Interest expense, net	(154,128)	114,732	(39,396)
Other, net	(979)	(43)	(1,022)

Total other income (expense)	(155,107)	114,689	(40,418)

Income (loss) from continuing operations before income taxes	(200,060)	397,666	197,606
Income tax benefit (expense)	(97,830)	(2,175)	(100,005)

Net income (loss) from continuing operations	$(297,890)	$395,491	$97,601

Earnings per common share from continuing operations:
Basic	$0.49		$0.49

Diluted	$0.49		$0.49

Weighted average common and common equivalent shares outstanding:
Basic	193,698		193,698

Diluted	193,698		193,698

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma
Revenues:
Oil & natural gas sales	$970,747	$(561,677)	$409,070
Other revenues	4,378	(4,366)	12

Total revenues	975,125	(566,043)	409,082

Costs and expenses:
Lease operating	161,303	(143,733)	17,570
Gathering, processing, and transportation	77,848	(31,892)	45,956
Exploration	16,603	(2,750)	13,853
Taxes other than income	45,751	(33,141)	12,610
Depreciation, depletion, and amortization	314,193	(185,955)	128,238
Impairment of proved oil and natural gas properties	432,116	(407,540)	24,576
Incentive unit compensation expense	943,949	—	943,949
General and administrative	87,673	(49,124)	38,549
Accretion of asset retirement obligations	6,306	(5,773)	533
(Gain) loss on commodity derivative instruments	(749,988)	492,254	(257,734)
(Gain) loss on sale of properties	3,057	—	3,057
Other, net	(12)	11	(1)

Total costs and expenses	1,338,799	(367,643)	971,156

Operating income (loss)	(363,674)	(198,400)	(562,074)

Other income (expense):
Interest expense, net	(133,833)	83,550	(50,283)
Loss on extinguishment of debt	(37,248)	—	(37,248)
Other, net	(337)	657	320

Total other income (expense)	(171,418)	84,207	(87,211)

Income (loss) from continuing operations before income taxes	(535,092)	(114,193)	(649,285)
Income tax benefit (expense)	(100,971)	(1,421)	(102,392)

Net income (loss) from continuing operations	$(636,063)	$(115,614)	$(751,677)

Earnings per common share from continuing operations:
Basic	$(4.08)		$(4.08)

Diluted	$(4.08)		$(4.08)

Weighted average common and common equivalent shares outstanding:
Basic	192,498		192,498

Diluted	192,498		192,498

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma
Revenues:
Oil & natural gas sales	$610,992	$(391,440)	$219,552
Other revenues	3,075	(3,075)	—

Total revenues	614,067	(394,515)	219,552

Costs and expenses:
Lease operating	111,798	(94,591)	17,207
Gathering, processing, and transportation	42,721	(25,055)	17,666
Exploration	2,356	(1,322)	1,034
Taxes other than income	27,146	(18,447)	8,699
Depreciation, depletion, and amortization	184,717	(113,814)	70,903
Impairment of proved oil and natural gas properties	6,600	(4,072)	2,528
Incentive unit compensation expense	43,279	(8,282)	34,997
General and administrative	82,079	(46,665)	35,414
Accretion of asset retirement obligations	5,581	(4,988)	593
(Gain) loss on commodity derivative instruments	(29,294)	26,133	(3,161)
(Gain) loss on sale of properties	(85,621)	2,848	(82,773)
Other, net	649	(647)	2

Total costs and expenses	392,011	(288,902)	103,109

Operating income (loss)	222,056	(105,613)	116,443

Other income (expense):
Interest expense, net	(69,250)	44,302	(24,948)
Other, net	145	(2)	143

Total other income (expense)	(69,105)	44,300	(24,805)

Income (loss) from continuing operations before income taxes	152,951	(61,313)	91,638
Income tax benefit (expense)	(1,619)	308	(1,311)

Net income (loss) from continuing operations	$151,332	$(61,005)	$90,327

Earnings per common share from continuing operations:
Basic	$—		$—

Diluted	$—		$—

Weighted average common and common equivalent shares outstanding:
Basic	—		—

Diluted	—		—

MEMORIAL RESOURCE DEVELOPMENT CORP.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2016

(In thousands, except per share amounts)

	Historical	Disposition Entities	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,075	$(2,075)	$750	(a)	$750
Accounts receivable	112,724	(46,457)	9,746	(b)	76,013
Short-term derivative instruments	472,956	(259,854)	—		213,102
Other financial instruments	35,358	—	—		35,358
Prepaid expenses and other current assets	11,443	(8,276)	—		3,167

Total current assets	634,556	(316,662)	10,496		328,390
Property and equipment, at cost:
Oil and natural gas properties, successful efforts method	6,181,292	(3,845,982)	—		2,335,310
Other	26,837	(3,843)	—		22,994
Accumulated depreciation, depletion and impairment	(2,430,065)	1,931,882	—		(498,183)

Property and equipment, net	3,778,064	(1,917,943)	—		1,860,121
Long-term derivative instruments	517,045	(442,616)	—		74,429
Restricted investments	154,766	(154,766)	—		—
Other long-term assets	12,482	(4,519)	—		7,963

Total assets	$5,096,913	$(2,836,506)	$10,496		$2,270,903

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$27,711	$(7,586)	$—		$20,125
Accounts payable – affiliates	9,443	(9,655)	9,746	(b)	9,534
Revenues payable	58,572	(26,590)	—		31,982
Accrued liabilities	133,998	(61,744)	—		72,254
Short-term derivative instruments	2,098	(2,098)	—		—

Total current liabilities	231,822	(107,673)	9,746		133,895
Long-term debt – MRD Segment	1,113,483	—	—		1,113,483
Long-term debt – MEMP Segment	1,957,984	(1,957,984)	—		—
Asset retirement obligations	175,495	(164,964)	—		10,531
Long-term derivative instruments	2,161	(2,161)	—		—
Deferred tax liabilities	198,320	(2,158)	—		196,162
Other long-term liabilities	6,689	—	—		6,689

Total liabilities	3,685,954	(2,234,940)	9,746		1,460,760
Commitments and contingencies
Equity:
Stockholders’ equity (deficit):
Preferred stock, $.01 par value: 50,000,000 shares authorized; no shares issued and outstanding	—	—	—		—
Common stock, $.01 par value: 600,000,000 shares authorized; 205,293,743 shares issued and outstanding at December 31, 2015; 193,435,414 shares issued and outstanding at December 31, 2014	2,053	—	—		2,053
Additional paid-in capital	1,542,340	—	568	(c)	1,542,908
Accumulated earnings (deficit)	(734,769)	(799)	750	(a)	(734,818)

Total stockholders’ equity	809,624	(799)	1,318		810,143

Noncontrolling interests	601,335	(600,767)	(568	) (c)	—

Total equity	1,410,959	(601,566)	750		810,143

Total liabilities and equity	$5,096,913	$(2,836,506)	$10,496		$2,270,903

MEMORIAL RESOURCE DEVELOPMENT CORP.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

On June 1, 2016, Memorial Resource Development Corp. (the “Company”) sold Memorial Production Partners GP LLC (“MEMP GP”), the general partner of Memorial Production Partners LP (“MEMP”), Beta Operating Company, LLC and MEMP Services LLC (collectively, the “Disposition Entities”) to MEMP for total proceeds of $0.75 million. This disposition qualifies as a discontinued operation since MEMP was a reportable segment.

The unaudited pro forma consolidated and combined financial data of the Company was derived from our historical consolidated and combined financial statements. The unaudited pro forma consolidated balance sheet assumes the disposition of the Disposition Entities occurred on March 31, 2016. The unaudited pro forma consolidated and combined statements of operations give effect to the disposition of the Disposition Entities as if the disposition occurred on January 1, 2013. The following unaudited pro forma consolidated and combined financial information should be read in conjunction with our historical financial statements and accompanying notes.

The pro forma adjustments are based on the best information available and assumptions that management believes are factually supportable and reasonable; however, such adjustments are subject to change. In addition, such adjustments are estimates. The unaudited pro forma consolidated and combined information is for illustrative and informational purposes only and is not intended to reflect what our consolidated position and results of operations would have been had the disposition occurred on the dates indicated and is not necessarily indicative of our future consolidated financial position and results of operations.

The pro forma adjustments remove all of the Disposition Entities’ consolidated assets, liabilities and results of operations (including MEMP and its subsidiaries) and also gives effect to adjustments to reflect the cash proceeds from the sale of the Disposition Entities and intercompany balances which were previously eliminated in consolidation.

Note 2. Pro Forma Adjustments and Assumptions

Unaudited Pro Forma Consolidated Balance Sheet

The following adjustments were made in the preparation of the unaudited pro forma consolidated balance sheet as of March 31, 2016:

(a)	Pro forma adjustment to reflect the cash proceeds from the sale of the Disposition Entities.

(b)	Pro forma adjustment to reflect intercompany balances which previously eliminated in consolidation as of March 31, 2016.

(c)	Pro forma adjustment to reflect reclassification of amounts between equity categories.